UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2019

TAITRON COMPONENTS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	000-25844 (Commission File Number)	95-4249240 (I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of Principal Executive Offices) (Zip Code)

(661) 257-6060

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TAIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Taitron Components Incorporated (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”), at which 5,699,847 shares of the Company’s common stock (consisting of 4,937,235 shares of Class A Common Stock and 762,612 shares of Class B Common Stock) were outstanding and entitled to vote.  Holders of 1,012,498 shares of Class A Common Stock and holders of 762,612 shares of Class B Common Stock were present in person or by proxy, representing approximately 61% of the voting power of the shares of the Company’s common stock as of the close of business on April 18, 2019, the record date for the Annual Meeting (the “Record Date”), and constituting a quorum for the transaction of business. Holders of the shares of Class A Common Stock were entitled to one (1) vote per share and holders of the shares of Class B Common Stock were entitled to ten (10) votes per share. Holders of the shares of Class A Common Stock and holders of the shares of Class B Common Stock voted together as a single class on all matters submitted to a vote of shareholders at the Annual Meeting.

The proposal listed below is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019. A summary of the voting results at the Annual Meeting is set forth below:

1.

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified:

Name of Director Nominee	Total Shares Voting on Matter	For	Withheld
Tzu Sheng (Johnson) Ku	8,138,618	8,016,508	622,110
Stewart Wang	8,138,618	8,016,150	622,468
Richard Chiang	8,138,618	8,165,044	473,574
Felix Sung	8,138,618	8,167,909	470,709
Craig Miller	8,138,618	8,166,750	471,868

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated: April 9, 2020	By:	/s/ Stewart Wang
Name: Stewart Wang
Title: President and Chief Executive Officer